LCI Industries Investor Presentation May 2022 1 LCI INDUSTRIES INVESTOR BRIEFING September 28, 2022

FORWARD-LOOKING STATEMENTS AND NON-GAAP DISCLOSURES This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities and strategies, acquisitions, plans and objectives of management, market opportunities, industry growth, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future, projected and target business prospects, net sales, expenses and income (loss), other financial results, shipments, capital expenditures, tax rate, cash flow and uses, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine War on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, inflation, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for EBITDA and net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

AGENDA 3 Introduction, Company Overview & Go-Forward Growth Strategy Jason Lippert, President & Chief Executive Officer Outdoor Lifestyle and Customer Experience Panel Nicole Sult, Vice President of Customer Experience, LCI Industries Jon Ferrando, Chief Executive Officer, RV Retailer LLC Jen Young, Co-Founder and Chief Marketing Officer, Outdoorsy Phil Smoker, Executive Vice President of Sales, Smokercraft Financial Overview & Long-Term Targets Brian Hall, Executive Vice President & Chief Financial Officer

GLOBAL LOCATIONS

LCI AT A GLANCE A leading supplier of highly engineered components primarily to the OEMs of RVs, buses, trailers, trucks, boats, trains, manufactured housing, and their related aftermarkets * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. ** Share price represents the closing price at the applicable year end *** Represents share growth from September 15th of 2002 to September 15th of 2022 $2.8 $4.5 $5.6 2020 2021 Q2 2022 TTM Sales ($B) $320.9 $510.7 $816.3 2020 2021 Q2 2022 TTM EBITDA* ($M) $6.3 $11.3 $19.5 2020 2021 Q2 2022 TTM Diluted EPS 1,200%+ 20-Year Share Price Growth*** 15% 20-Year Sales CAGR 15% 20-Year EBITDA* CAGR 5 $- $50 $100 $150 $200 $- $1,000M $2,000M $3,000M $4,000M $5,000M 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 Sales and Share Price** Growth Sales Stock Price 0 100 200 300 400 500 600 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 EBITDA* Growth EBITDA

OUR GROWTH THROUGH DIVERSIFICATION Over the last three decades, LCI has strategically diversified operations into the RV adjacent market, aftermarket and marine industry; leaning into outdoor lifestyle movement 1994 1994 - 2012 2012 - Present Manufactured Housing Manufactured Housing RV Manufactured Housing Equestrian Trailer & Components Marine Bus Windows Cargo Trailers Residential Windows Aftermarket International Expansion RV Expansion Chassis & Windows Slide-Outs Furniture & Appliances Stabilization & Leveling Caravan Railway 6 Marine

OUR BUSINESSES TODAY 7 • Growth supported by similar secular megatrends driving RV • Continued content expansion and new product introductions • Strong brand recognition led by industry leading partnerships • Industry leader with ~50% market share • Utilizing international trends to introduce popular European products into the U.S. • Adjacent markets include components for the manufactured and modular housing markets, components for automotive, heavy truck, school bus, and commercial vehicle industries • 800,000 trailers built a year, creating an opportunity for content gains • Secular megatrends driving elevated retail demand • Strong operational focus coupled with best-in-class product quality supporting continued growth • Industry leader with ~57% market share • Leading supplier of RV, Marine, and Automotive aftermarkets • Long runway for growth, counter-cyclicality, strong margin profile, and premium brands • Strong focus on customer service to collect and utilize customer feedback Key Drivers MarineRV International & Other AdjacenciesAftermarket

OUR MANUFACTURING CAPABILITIES

OUR DAILY PRODUCTION



2,500+
Chassis



4,500+
Axles



300+
Bed Lift Mechs



3,500+
Mattresses



3,000+
Slide-Outs



450+
Leveling Systems



20,000+
Windows



2,000+
Entry Doors

2,200+
Awnings





5,000+
Furniture Systems

KEY COMPETITIVE ADVANTAGES 10 Since LCI was founded, we have always focused on the following: Building the best teams with the best leaders Developing lasting customer relationships • 18-years of average industry experience amongst executive leadership team • Centralized base in Indiana keeps leadership close with team members, supporting cohesive culture Building and delivering innovative products • 100,000+ retail customer interactions each month through best-in-class support team • Unmatched customer and market share retention over last 25 years • Industry-leading content growth due to demand for innovative offerings • Creating critical products with unique features sought out by customers Diversifying and expanding our product segments through acquisitions • Successfully executed 75+ acquisitions to expand competitive footprint • Focus on double digit growth in non-RV OEM markets year-to-date

FOUR STRATEGIC PILLARS Well-positioned to capture long-term growth opportunities through execution against our four strategic pillars: 1 1 INNOVATION QUALITY LEADERSHIP & CULTURE CUSTOMER EXPERIENCE

INNOVATION Innovation Propelling Our Differentiation Strategy Developing new product innovations to meet increasing demand for technologically-advanced products 12 Independent Suspension Gate Defender Jack Anti-Lock Brake (ABS) System OneControl On-The-Go Ladder Temp & Propane Sensors• Driving ongoing content increases in RV, Marine through development of sophisticated new products • Continuing to invest and foster a culture of innovation • Focusing on innovating and driving improvements to existing products Power Bimini Echo Mobile Brake Controller All-Glass Entry Door

DEDICATION TO QUALITY Reputation for safe and reliable products enabling continued market share growth • Quality of our products leads to strong customer relationships, helping us win new business and increase our market share Focus on automation to maintain enhanced quality while meeting heightened demand • Targeting further automation projects in 2022 and early 2023 to drive product quality at scale and long-term margin expansion, with over $100 million in capital allocation dedicated to automation projects in the last 5 years 13 Committed to delivering high-quality products, supported by ongoing focus on operational improvements Leveraging external industry knowledge to improve our teams, drive improvement • Adding experienced team members in key areas of quality, continuous improvement, and automation

LEADERSHIP & CULTURE We strive to drive superior returns to all of our teams...our PEOPLE, our CUSTOMERS and our SHAREHOLDERS Striving to Lead • A passion to win, coupled with a robust growth strategy, drives us to be a leader in every market we enter • Strong cultural underpinning has helped reduce turnover, improve safety and service, and driven better efficiency, each supporting our continued outperformance Fostering Leadership and Leveraging our Culture to Grow • Our workforce is our largest engine for growth, and we are focused on empowering our leadership and equipping the next generation of leaders within LCI to drive our business forward • Established Leadership Development Team who are committed to cultivating stronger leaders and a healthier culture, serving as trainers, coaches, and trusted advisors throughout the LCI organization 14

LEADER IN CUSTOMER EXPERIENCE Driving engagement through customer events and initiatives • Collecting valuable product insights through grassroots Lippert Scouts Program and Campground Project while strengthening the Lippert brand • Launched Lippert Getaway RV Rally in 2021, attended by 200+ families and RVers • Logging 1,000’s of end-user engagements every year Established LCI's Customer Experience Department • Created department dedicated to customer experience, including 24/7 online support, to troubleshoot issues and share product information • Currently handling over 100,000 calls and e-mails per month Creating a best-in-class experience for record number of customers entering the outdoor lifestyle 15

SUSTAINABILITY FOCUS Development and execution on ESG initiatives have become an integral part of LCI’s culture Commitment to Sustainability Reducing the environmental impact in our operations • Solar power in seven locations prevent CO2 emissions equivalent to 1,349 passenger vehicles driven for a year • Transparent disclosure of material environmental information in line with SASB and GRI • Committed to ongoing disclosure of ESG progress through publication of annual CSR report Environmental, Health & Safety Focusing on the highest standards of environmental and safety management • Measuring and monitoring energy consumption, emissions, water, and waste withdrawals across operations • Achieved ISO 14001 certification at Curt Manufacturing at Eau Claire, WI and 5 additional facilities in Indiana are in transition process towards achieving their ISO 14001 certifications • Launched “Take the Step” program to improve and maintain healthy lifestyle among our team members Social & Community Involvement Striving to create meaningful change and inspire a culture of giving • 625,000+ hours of community service within Lippert communities • $2.5 million+ in donations to support community needs Corporate Governance New and Updated Policies: Code of Conduct, Whistleblower and Conflict Minerals • Expanded Employee Code of Conduct to comply with best practices in labor management • Updated Whistleblower Policy to expand compliance and ethics training, improved reporting channels • Ongoing focus to expand Board and Company diversity • Enterprise-wide survey underway as we focus on achieving supply chain sustainability 16

LCI’S NEXT GROWTH CHAPTER LCI’S NEXT GROWTH CHAPTER

EXPANDING ADDRESSABLE MARKETS $11 billion in combined growth opportunity through various markets as we expand our footprint and diversify offerings Unlocking value through diversification: (1) Amounts in millions. "Market Opportunity" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of Q421, excluding the Company's current net sales to those markets. "Market Opportunity" is also based on current forecasted industry production rates for RV and Marine OEM as of June 1, 2022. TTM 6/30/22 Additional Market Opportunity(1) LCI Current Market Share RV $3,178 $2,250 ~57% Marine $466 $565 ~50% Aftermarket $858 $5,350 ~13% International and Adjacent $1,057 $2,800 ~24% 18 Capitalizing on a consistently growing market opportunity

GROWTH OF THE OUTDOOR LIFESTYLE Soaring popularity of outdoor lifestyle expected to support long-term industry growth • Steady expansion of RV and Marine industries has been significantly bolstered by waves of new consumers seeking to experience the outdoors with friends and family • Established trend of the Outdoor Lifestyle has increased baseline demand across LCI’s end markets 2 4 2 .3 2 5 2 .3 2 8 5 .8 3 2 1 .2 3 5 6 .8 3 7 4 .2 4 3 0 .6 5 0 4 .6 4 8 3 .7 4 0 6 .1 4 3 0 .4 6 0 0 .2 4 9 8 .0 0 100 200 300 400 500 600 700 RV Shipments 2010 – Present (Units in Thousands) 1 6 9 .8 2 0 2 .9 2 0 2 .9 2 2 0 .0 2 2 9 .9 2 2 7 .6 2 7 0 .9 2 7 5 .4 3 0 9 .0 2 8 5 .4 2 2 6 .0 2 6 8 .9 2 6 5 .0 0 50 100 150 200 250 300 350 Marine Shipments 2010 – Present (Units in Thousands) 19

Over 65 acquisitions in the last 20 years • Majority of last 20 acquisitions focused outside of North American RV industry Looking for: • Great leadership • Product innovation • Consistency with our core manufacturing disciplines • Niche markets • Favorable competitive landscape Typical synergies to improve EBITDA turns 2x • Purchasing power • Cross-selling opportunities • Capital infusion to drive growth Acquisition Strategy EXECUTING ON ACQUISITION PIPELINE LCI’s acquisition strategy has driven significant, long-term revenue growth and further diversified the business Recent Acquisitions 20

KEY ACQUISITIONS KEY BRAND ACQUISITIONS 65

KEY TAKEAWAYS 22 Proven strategy to support global expansion and diversification, supported by strategic acquisitions Strong culture rooted in innovation, product quality, customer focus, and operational excellence, led by experienced leadership team1 Consistent growth across end markets supported by long-term secular trends Substantial cash flow generation and consistent return of capital to shareholders 3 4 5 Leading market share with unmatched depth and breadth of products2

OUTDOOR LIFESTYLE & CUSTOMER EXPERIENCE PANEL 23 Outdoorsy Smokercraft RV Retailer (RVR) Lippert Customer Experience

Driving substantial, stable growth while expanding profitability through strong operational focus FINANCIAL OVERVIEW * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 25

GROWTH THROUGH DIVERSIFICATION Long runway for growth supported by low industry inventories, strong consumer demand LCI’s diversification into expanding markets helps mitigate the cyclicality of RV, supports long- term growth across our business NA RV NA Marine NA Aftermarket International & Adjacent Markets $1,542M $1,575M $1,375M $1,389M $2,390M $3,178M $- $500M $1,000M $1,500M $2,000M $2,500M $3,000M $3,500M 2017 2018 2019 2020 2021 TTM (6/30) $71M $154M $167M $167M $384M $466M $- $100M $200M $300M $400M $500M 2017 2018 2019 2020 2021 TTM (6/30) $161M $223M $263M $607M $769M $858M $- $200M $400M $600M $800M $1,000M 2017 2018 2019 2020 2021 TTM (6/30) $376M $524M $566M $632M $929M $1,057M $- $200M $400M $600M $800M $1,000M $1,200M 2017 2018 2019 2020 2021 TTM (6/30) Ongoing market share expansion supported by execution on consumer demand, new product introductions Italy, Netherlands, Germany and UK markets supported by similar tailwinds driving growth in North America Continued expansion supported by RV OEM and Marine growth coupled with innovative products introduced through Furrion 26

WELL-POSITIONED IN VOLATILE MARKETS 40% 60% Sales Mix - FY 2000 RV MH/Other 57% 8% 12% 15% 7% Sales Mix - TTM Q2 2022 RV Marine MH/Other Aftermarket International -10% -5% 0% 5% 10% 15% 20% 1998 1999 2000 2001 2002 2000 - 2001 Recession US RV Retail Growth US GDP Growth Historically, the RV industry has quickly rebounded after market downturns; Ongoing diversification further enhancing counter cyclical opportunities Long-Term Shift in Sales Mix U.S. RV Retail Performance in Recessionary Environments -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 2006 2007 2008 2009 2010 2008 - 2009 Recession US RV Retail Growth US GDP Growth Lippert Sales Growth *Lippert sales were predominantly manufactured housing during the 2000/2001 recession and therefore excluded from above. 27

ESG NEXT STEPS Ongoing, enterprise-wide focus to continue driving progress on ESG initiatives 28 • Collecting greenhouse gas data to better define our strategy and opportunities Projects and initiatives currently underway include: • Evaluating our current processes and systems to align and conform with ISO standards: 9001,14001 and 45001 • Certification process will be initiated in phase-by-phase approach GHG Emissions Tracking Materiality Assessment Integrated Management System Approach • Completed inaugural materiality assessment based on input from key stakeholders • Planning on reporting results of analysis in upcoming CSR report

CAPITAL ALLOCATION STRATEGY 29 Historical Use of Cash Projected Future Use of CashCash Priorities Reduce leverage Disciplined reinvestment to drive growth Acquisitions that align to strategy and financial targets Return capital to shareholders Attractive dividend yield Opportunistic share repurchases Target net debt / EBITDA leverage of 1.0x to 1.5x

LONG-TERM FINANCIAL OUTLOOK

Key Assumptions

- North America RV OEM: Industry decline to 400k units, further growth back to 517k units by 2027 with continued market share gains by Lippert
- North America Marine OEM: Continued industry growth into 2024 with pull-back into 2025 and 2026 with continued market share gains by Lippert
- Other North America emerging markets: Continued market share gains by Lippert
- International: Industry growth in 2023 and supply chain optimizes chassis availability with continued market share gains by Lippert
- Aftermarket: Slight declines in 2023 and a resumption of 10% growth rates
- Acquisitions: Continued execution of strategic acquisitions

5-Year Financial Targets

Consolidated Net Sales ($B)


$5.6
$7.4
TTM Q2 2022*
2027E

EBITDA* ($M)


$816
$1,000
TTM Q2 2022*
2027E

Diluted EPS


$19.47
$24.25
TTM Q2 2022*
2027E

* See the Appendix to this presentation for reconciliation of TTM Q2 2022 EBITDA to the most directly comparable GAAP financial measure

LCI INDUSTRIES 30

Q&A

APPENDIX

Reconciliation of Non-GAAP Measures

EBITDA

($ in thousands)	TTM Ended June 30, 2022	Year Ended December 31, 2021	2020	2019	2018	2017	2016
Net Income	$ 496,441	$ 287,739	$ 158,440	$ 146,509	$ 148,551	$ 132,884	$ 129,671
Interest Expense, Net	22,632	16,366	13,453	8,796	6,436	1,437	1,678
Provision for Income Taxes	172,414	94,305	51,041	44,905	43,801	79,960	69,501
Depreciation and Amortization	124,768	112,320	97,980	75,358	67,526	54,727	46,167
EBITDA	$ 816,255	$ 510,730	$ 320,914	$ 275,568	$ 266,314	$ 269,008	$ 247,017

EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES 33

APPENDIX

Reconciliation of Non-GAAP Measures

EBITDA (Cont.)

TTM ended June 30,	Year Ended December 31,						
($ in thousands)	2015	2014	2013	2012	2011	2010	2009
Net Income	$74,345	$62,266	$50,119	$37,340	$30,059	$28,034	$(24,053)
Interest Expense, Net	1,885	430	351	330	292	218	789
Provision for Income Taxes	40,024	32,791	27,828	20,462	18,197	17,176	(12,317)
Depreciation and Amortization	41,624	32,596	27,500	25,665	20,522	17,087	18,468
Goodwill Impairment/Accounting Change	-	-	-	-	-	-	45,040
EBITDA	$157,878	$128,083	$105,798	$83,797	$69,070	$62,515	$27,927

EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES 34

APPENDIX

Reconciliation of Non-GAAP Measures

EBITDA (Cont.)

TTM ended June 30,	Year Ended December 31,							
($ in thousands)	2008	2007	2006	2005	2004	2003	2002	2001
Net Income	$11,678	$39,767	$31,023	$33,602	$25,108	$19,423	$(14,598)	$8,934
Interest Expense, Net	877	2,615	4,601	3,666	3,139	3,034	3,566	4,151
Provision for Income Taxes	7,343	23,577	19,671	20,461	15,749	11,868	9,883	6,364
Depreciation and Amortization	17,078	17,557	15,669	11,945	9,300	7,863	7,332	8,332
Goodwill Impairment/Accounting Change	5,487	-	-	-	-	-	30,162	-
EBITDA	$42,463	$83,516	$70,964	$69,674	$53,296	$42,188	$36,345	$27,781

EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES

Free cash flow Reconciliation of Non-GAAP Measures APPENDIX Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by (used in) operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure ($ in millions) 2016 2017 2018 2019 2020 2021 TTM 6/30/22 Net Cash Flows Provided by (Used in) Operating Activities $ 203.4 $ 155.1 $ 156.6 $ 269.5 $ 231.4 $ (111.6) $ 212.5 Less: Capital Expenditures 44.7 87.2 119.8 58.2 57.3 98.5 127.4 Free Cash Flow $ 158.7 $ 67.9 $ 36.8 $ 211.3 $ 174.1 $ (210.1) $ 85.1 36